EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned director of Calpine Corporation, a Delaware corporation, does hereby constitute and appoint Peter Cartwright and Ann B. Curtis, and each of them, the lawful attorneys-in-fact and agents of the undersigned, each with the power of substitution and resubstitution, with full power and authority to execute a Registration Statement on Form S-8 for registration in connection with the Calpine Corporation Retirement Savings Plan (the "Plan") shares of Calpine Corporation common stock, par value $.001 per share ("Calpine Common Stock"), and Plan participation interests ("Plan Participation Interests"), and to do any and all other acts and things and to execute any and all other instruments that said attorneys and agents, or any one of them, determine may be necessary, advisable or required to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, and with the related securities laws of any state or other jurisdiction, in connection with the registration of said shares of Calpine Common Stock and Plan Participation Interests. Without limiting the generality of the foregoing, the powers and authority granted include the power and authority to sign on behalf of the undersigned director the Registration Statement any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of December 1999.

                                                             /s/ Susan C. Schwab
                                                             -------------------
                                                             Susan C. Schwab

EXHIBIT 24.2

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned director of Calpine Corporation, a Delaware corporation, does hereby constitute and appoint Peter Cartwright and Ann B. Curtis, and each of them, the lawful attorneys-in-fact and agents of the undersigned, each with the power of substitution and resubstitution, with full power and authority to execute a Registration Statement on Form S-8 for registration in connection with the Calpine Corporation Retirement Savings Plan (the "Plan") shares of Calpine Corporation common stock, par value $.001 per share ("Calpine Common Stock"), and Plan participation interests ("Plan Participation Interests"), and to do any and all other acts and things and to execute any and all other instruments that said attorneys and agents, or any one of them, determine may be necessary, advisable or required to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, and with the related securities laws of any state or other jurisdiction, in connection with the registration of said shares of Calpine Common Stock and Plan Participation Interests. Without limiting the generality of the foregoing, the powers and authority granted include the power and authority to sign on behalf of the undersigned director the Registration Statement any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of December 1999.

                                                         /s/ George J. Stathakis
                                                         -----------------------
                                                         George J. Stathakis

EXHIBIT 24.3

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned director of Calpine Corporation, a Delaware corporation, does hereby constitute and appoint Peter Cartwright and Ann B. Curtis, and each of them, the lawful attorneys-in-fact and agents of the undersigned, each with the power of substitution and resubstitution, with full power and authority to execute a Registration Statement on Form S-8 for registration in connection with the Calpine Corporation Retirement Savings Plan (the "Plan") shares of Calpine Corporation common stock, par value $.001 per share ("Calpine Common Stock"), and Plan participation interests ("Plan Participation Interests"), and to do any and all other acts and things and to execute any and all other instruments that said attorneys and agents, or any one of them, determine may be necessary, advisable or required to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, and with the related securities laws of any state or other jurisdiction, in connection with the registration of said shares of Calpine Common Stock and Plan Participation Interests. Without limiting the generality of the foregoing, the powers and authority granted include the power and authority to sign on behalf of the undersigned director the Registration Statement any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of December 1999.

                                                           /s/ Jeffrey E. Garten
                                                           ---------------------
                                                           Jeffrey E. Garten

EXHIBIT 24.4

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned director of Calpine Corporation, a Delaware corporation, does hereby constitute and appoint Peter Cartwright and Ann B. Curtis, and each of them, the lawful attorneys-in-fact and agents of the undersigned, each with the power of substitution and resubstitution, with full power and authority to execute a Registration Statement on Form S-8 for registration in connection with the Calpine Corporation Retirement Savings Plan (the "Plan") shares of Calpine Corporation common stock, par value $.001 per share ("Calpine Common Stock"), and Plan participation interests ("Plan Participation Interests"), and to do any and all other acts and things and to execute any and all other instruments that said attorneys and agents, or any one of them, determine may be necessary, advisable or required to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, and with the related securities laws of any state or other jurisdiction, in connection with the registration of said shares of Calpine Common Stock and Plan Participation Interests. Without limiting the generality of the foregoing, the powers and authority granted include the power and authority to sign on behalf of the undersigned director the Registration Statement any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of December 1999.

                                                              /s/ John O. Wilson
                                                              ------------------
                                                              John O. Wilson

EXHIBIT 24.5

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned director of Calpine Corporation, a Delaware corporation, does hereby constitute and appoint Peter Cartwright and Ann B. Curtis, and each of them, the lawful attorneys-in-fact and agents of the undersigned, each with the power of substitution and resubstitution, with full power and authority to execute a Registration Statement on Form S-8 for registration in connection with the Calpine Corporation Retirement Savings Plan (the "Plan") shares of Calpine Corporation common stock, par value $.001 per share ("Calpine Common Stock"), and Plan participation interests ("Plan Participation Interests"), and to do any and all other acts and things and to execute any and all other instruments that said attorneys and agents, or any one of them, determine may be necessary, advisable or required to enable the corporation to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, and with the related securities laws of any state or other jurisdiction, in connection with the registration of said shares of Calpine Common Stock and Plan Participation Interests. Without limiting the generality of the foregoing, the powers and authority granted include the power and authority to sign on behalf of the undersigned director the Registration Statement any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of December 1999.

                                                           /s/ V. Orville Wright
                                                           ---------------------
                                                           V. Orville Wright

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